UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2015

GLOBE SPECIALTY METALS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-34420	20-2055624
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Brickell Ave, Suite 1500
Miami, FL 33131
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (786) 509-6900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

On August 29, 2014, Globe Specialty Metals, Inc. (the “Company”) filed with the Securities Exchange Commission (the “SEC”) its Annual Report on Form 10-K for the fiscal year ended June 30, 2014 (the “2014 Annual Report”). The 2014 Annual Report contained certain information related to the Company’s acquisition of Silicon Technology (Pty) Ltd. (“Siltech”). The Siltech acquisition was recorded as a business combination under Accounting Standards Codification 805, Business Combinations, with identifiable assets acquired and liabilities assumed provisionally recorded at their estimated fair values on the acquisition date. Note 3 to the Consolidated Financial Statements in the 2014 Annual Report included the preliminary allocation of the purchase price to the assets acquired and liabilities assumed for Siltech as of June 30, 2014.  As noted in the 2014 Annual Report, the preliminary fair value estimates for the assets acquired and liabilities assumed were based upon preliminary calculations, valuations and assumptions that were subject to change as the Company obtained additional information during the measurement period. During the six months ended December 31, 2014, adjustments, which primarily related to the finalization of an environmental remediation obligation assumed (the adjustment was recorded to Other long-term liabilities), were made to the preliminary purchase accounting amounts recorded in the 2014 Annual Report. Consequently, the Company has revised its consolidated financial statements and financial data included within the 2014 Annual Report (collectively, the “Acquisition Revisions”).

This Current Report on Form 8-K (“Current Report”) updates the following items that were originally included in the 2014 Annual Report solely to reflect the Acquisition Revisions noted above:

•	Part I, Item 1. Business, attached hereto as part of Exhibit 99.1 and incorporated herein by reference;
•	Part II, Item 6. Selected Financial Data, attached hereto as part of Exhibit 99.1 and incorporated herein by reference;
•	Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, attached hereto as part of Exhibit 99.1 and incorporated herein by reference;
•	Part II, Item 8. Financial Statements and Supplementary Data, attached hereto as part of Exhibit 99.1 and incorporated herein by reference;
•	Part II, Item Item 9A. Controls and Procedures, attached hereto as part of Exhibit 99.1 and incorporated herein by reference.

This Current Report is being filed only for the purposes described above. All other information in the 2014 Annual Report remains unchanged. This Current Report does not modify or update the disclosures in the 2014 Annual Report beyond as described above, nor does it reflect any other subsequent information or events. This Current Report should be read in conjunction with the Company’s 2014 Annual Report and all subsequent filings with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBE SPECIALTY METALS, INC.

Dated: May 5, 2015	By:	/s/ Stephen Lebowitz
		Name:	Stephen Lebowitz
		Title:	Chief Legal Officer

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)                      Exhibits.

Exhibit No.	Description
23.1	Consent of Deloitte & Touche LLP
99.1	Part I, Item 1. Business; Part II, Item 6.Selected Financial Data; Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations; Item 8. Financial Statements and Supplementary Data; Item 9A. Controls and Procedures, each as revised.
101.INS	XBRL Instance Document
101.SCH	XBRL Taxonomy Extension Schema
101.CAL	XBRL Taxonomy Extension Calculation Linkbase
101.DEF	XBRL Taxonomy Definition Linkbase
101.LAB	XBRL Taxonomy Extension Label Linkbase
101.PRE	XBRL Taxonomy Extension Presentation Linkbase